UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2013

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION	20-2777218
(a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853

1-04928	DUKE ENERGY CAROLINAS, LLC	56-0205520
(a North Carolina limited liability company) 526 South Church Street Charlotte, North Carolina 28202-4200 704-382-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.  Other Events.

On September 11, 2013, the Public Service Commission of South Carolina (the “PSCSC”) voted to approve the terms of a Settlement Agreement between Duke Energy Carolinas, LLC (the “Company”), the South Carolina Office of Regulatory Staff, Wal-Mart, the South Carolina Energy Users Committee, the S.C. Small Business Chamber of Commerce and Spartanburg Water.  This Settlement Agreement was filed with the PSCSC on July 23, 2013 in connection with the rate case filed on March 18, 2013 by the Company.  An overview providing detail on the terms of the Settlement Agreement is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1  Duke Energy Carolinas Summary of Rate Settlement Agreement Approved by PSCSC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: September 11, 2013	By:	/s/ Julia S. Janson
Executive Vice President, Chief Legal
Officer and Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: September 11, 2013	By:	/s/ Julia S. Janson
Executive Vice President and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Duke Energy Carolinas Summary of Rate Settlement Agreement Approved by PSCSC